SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 31, 2004
                        (Date of earliest event reported)

                           DOUBLE EAGLE PETROLEUM CO.
             (Exact name of registrant as specified in its charter)


           Maryland                      0-6529                 83-0214692
           --------                      ------                 ----------

 (State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)                 Number)            Identification No.)

            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82601
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)

       Registrant's telephone number, including area code: (307) 237-9330

                            -------------------------
       (Former name or former address, if changed since last report): N/A

ITEM 5. OTHER EVENTS

     On March 31, 2004, Double Eagle Petroleum Co. (the "Company") announced its financial results for the fiscal year ended December 31, 2003. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) Financial Statements.

     Not Applicable.

(c) Exhibits.

99.1     Press Release issued March 31, 2004.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     On March 31, 2004, the Company announced its financial results for the fiscal year ended December 31, 2003. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 31, 2004                       DOUBLE EAGLE PETROLEUM CO.



                                            By:  /s/
                                                --------------------------------
                                                 Stephen H. Hollis
                                                 Chief Executive Officer and
                                                 President